Report of
Independent Auditors


To the Shareholders and Board of
Trustees of
PaineWebber Growth & Income Fund

In planning and performing our
audit of the financial statements
of PaineWebber Growth & Income
Fund for the year ended August 31,
1999, we considered its internal
control, including control
activities
for safeguarding securities, in
order to determine our auditing
procedures for the purpose of
expressing
our opinion on the financial
statements and to comply with the
requirements of Form N-SAR, and not
to provide assurance on the
internal control.

The management of PaineWebber
Growth & Income Fund is responsible
for establishing and
maintaining internal control.  In
fulfilling this responsibility,
estimates and judgments by
management
are required to assess the expected
benefits and related costs of
controls.  Generally, controls that
are
relevant to an audit pertain to the
entity's objective of preparing
financial statements for external
purposes that are fairly presented
in conformity with generally
accepted accounting principles.
Those
controls include the safeguarding
of assets against unauthorized
acquisition, use or disposition.

Because of inherent limitations in
internal control, errors or fraud
may occur and not be detected.
Also,
projection of any evaluation of
internal control to future periods
is subject to the risk that it may
become
inadequate because of changes in
conditions or that the
effectiveness of the design and
operation may
deteriorate.

Our consideration of internal
control would not necessarily
disclose all matters in internal
control that
might be material weaknesses under
standards established by the
American Institute of Certified
Public
Accountants.  A material weakness
is a condition in which the design
or operation of one or more of the
specific internal control
components does not reduce to a
relatively low level the risk that
errors or fraud
in amounts that would be material
in relation to the financial
statements being audited may occur
and
not be detected within a timely
period by employees in the normal
course of performing their assigned
functions.  However, we noted no
matters involving internal control
and its operation, including
controls
for safeguarding securities, that
we consider to be material
weaknesses as defined above at
August 31,
1999.

This report is intended solely for
the information and use of the
shareholders, board of trustees and
management of PaineWebber Growth &
Income Fund and the Securities and
Exchange Commission and
is not intended to be and should
not be used by anyone other than
these specified parties.



ERNST & YOUNG LLP

October 14, 1999